Exhibit 10.6

Power of Attorney Agreement Concerning Shareholder Rights

The Power of Attorney Agreement Concerning Shareholder Rights (the “Agreement”) was made and entered into by and between the following parties (the “Parties to the Agreement” or the “Parties”) in Suzhou, the People’s Republic of China (the “PRC”) on September 5, 2018:

Party A: Yunxuetang Information Technology (Jiangsu) Co., Ltd.

Unified social credit code: 91320505MA1Q229Y4M

Registered address: 20/F, Building 2, 209 Zhuyuan Road, Suzhou New District, Suzhou

Legal representative: Lu Xiaoyan

Party B:

Lu Xiaoyan

ID Card No.: 320622196912096010

Domicile: Room 201, Building 49, Century Garden, Huqiu District, Suzhou, Jiangsu Province

Ding Jie

ID Card No.: 110108196805186367

Address: Room 1001, Unit 3, Building 3, Yard 23, Huangsi Avenue, Xicheng District, Beijing

Wu Bin

ID Card No.: 330724197310070053

Domicile: Room 614, Unit 7, Building 4, Qiushi Village, Xihu District, Hangzhou

Chen Hongbo

ID Card No.: 440502195710091256

Domicile: Room 403, 13 Jinping Street, Shipaotai Sub-district, Jinping District, Shantou, Guangdong Province

Xu Naihan

ID Card No.: 440504196708230816

Domicile: Room 104, No. 1, Lane 3, Yingchun Road North, Dahua Sub-district, Jinping District, Shantou, Guangdong Province

Li Xue

ID Card No.: 532228196412241944

Domicile: Room 502, Unit 2, Building 14, 139 Central Changyuan Road, Wuhua District, Kunming, Yunnan Province

Beijing Everest Venture Capital Management Co., Ltd.

Unified social credit code: 91110108558526079N

Domicile: B611, 5/F, Building B, 9 Shangdi 3rd Avenue, Haidian District, Beijing

Legal representative: Liang Xianhong

Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership) (苏州新智云企业管理咨询中心（有限合伙）)

Unified social credit code: 91320594078230770A

Principal premise: Room 1109, Building 2, Xintianxiang Commercial Plaza, 388 Suya Road, Suzhou Industrial Park

Executive partner: Lu Xiaoyan

Signature page of Power of Attorney Agreement Concerning Shareholder Rights

Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership) (苏州大致启宏企业管理咨询中心（有限合伙）)

Unified social credit code: 91320594094256751H

Principal premise: Room 1109, Building 2, Xintianxiang Commercial Plaza, 388 Suya Road, Suzhou Industrial Park

Executive partner: Lu Xiaoyan

Shanghai Zendai Himalaya Network Technology Co., Ltd.

Unified social credit code: 91310000051240362X

Address: Room 2062, Building 2, 588 Zixing Road, Minhang District, Shanghai

Legal representative: Yu Jianjun

Shen Jinhua

Address: Room 402, Building 2, 37 Gupinggang, Gulou District, Nanjing

ID card No.: 310104196702280416

Gao Qi

Address: Room 203, Block 5, Xinjingyuan, Wuzhong District, Suzhou, Jiangsu Province

ID card No.: 320524196710307841

Party C: Jiangsu Yunxuetang Network Technology Co., Ltd.

Unified social credit code: 913205055884208494

Registered address: 20/F, Building 2, 209 Zhuyuan Road, Suzhou New District, Suzhou

Legal representative: Lu Xiaoyan

Whereas:

1.	Party A is a wholly foreign-owned enterprise incorporated and existing under the laws of the PRC.

2.	Party C is a limited liability company incorporated and existing under the laws of the PRC.

3.

Each of Party B (the “Authorizing Parties”) directly holds the entire equity interest in Party C (“Equity”), of which Lu Xiaoyan holds 27.6661%, Ding Jie holds 4.1601%, Wu Bin holds 2.4120%, Chen Hongbo holds 1.2946%, Xu Naihan holds 1.2946%, Li Xue holds 18.0556%, Beijing Everest Venture Capital Management Co., Ltd. holds 19.7148%, Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership) (苏州新智云企业管理咨询中心（有限合伙）) holds 9.8359%, Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership) (苏州大致启宏企业管理咨询中心（有限合伙）) holds 5.8440%, Shanghai Zendai Himalaya Network Technology Co., Ltd. holds 4.1667%, Shen Jinhua holds 2.7778%, and Gao Qi holds 2.7778%.

4.

Party A and Party C entered into the Exclusive Technical Consulting and Service Agreement on October 9, 2017, the Parties to the Agreement entered into the Exclusive Stock Option Agreement and the Equity Pledge Agreement on September 5, 2018, and some of Party B entered into the Spousal Consent on September 5, 2018 (the Exclusive Technical Consulting and Service Agreement, Exclusive Stock Option Agreement, Equity Pledge Agreement, Spousal Consent and this Agreement are collectively referred to as the “Control Agreements” herein).

5.	Party A, some of Party B and Party C entered into the Power of Attorney Agreement Concerning Shareholder Rights on October 9, 2017.

6.

To ensure each of Party B and Party C performs their obligations and commitments under the Exclusive Technical Consulting and Service Agreement, Exclusive Stock Option Agreement, and Equity Pledge Agreement, Party A has required Party B, and Party B has agreed to authorize Party A or the third party designated by Party A to exercise any and all of its shareholder rights as a shareholder of Party C under this Agreement.

Therefore, the Parties hereto agree as follows:

Article 1 Entrusted Rights

1.1

To the fullest extent permitted by law, each Authorizing Party hereby irrevocably entrusts and authorizes Party A or the person designated by Party A (the “Trustee”) to exercise all and any shareholder rights (the “Entrusted Rights”) entitled to each Authorizing Party as a shareholder of Party C under the laws of the PRC and the Articles of Association of Party C, including but not limited to the following:

(1)	To propose the convening of general meetings and to accept any notice of the convening and procedures of general meetings;

(2)	To attend the general meetings of the Company and sign the resolutions of the general meetings on behalf of each Authorizing Party;

(3)

To exercise the voting rights of the shareholders of the Company, including but not limited to deciding on the Company’s operating policies and investment plans, reviewing and approving the Company’s annual financial budget plans and final accounting plans, reviewing and approving the Company’s profit distribution plans and loss compensation plans, making decisions on increasing or reducing the Company’s registered capital, amending the Articles of Association, etc.;

(4)	To decide on the sales, transfer, pledge or otherwise disposal of all or any part of the equity of each Authorizing Party;

(5)

To designate and appoint the chairman, director, supervisor, general manager, chief financial officer and other senior executives of the Company as the authorized representative of each Authorizing Party at the general meeting of the Company;

(6)	To obtain the information about the operations, customers, financial status and employees of the Company, and have the right to access other materials related to the Company; and

(7)	To execute shareholder resolutions and any other documents required to be executed in the name of shareholders in connection with the exercise of the above rights.

1.2

Each Authorizing Party hereby acknowledges that it will be liable for any and all liabilities arising out of or in connection with the exercise of the entrusted rights by the Trustee, except in the case of the Trustee’s willful or gross negligence in violation of laws.

1.3

Each Authorizing Party hereby acknowledges that the Trustee is not required to seek the opinion or consent of any Authorizing Party in any case when exercising the entrusted rights. All acts performed by the Trustee in exercising the entrusted rights shall be deemed those of each Authorizing Party, and all documents signed by the Trustee shall be deemed signed by each Authorizing Party, which shall be irrevocably recognized by each Authorizing Party herein.

1.4

Each Authorizing Party shall provide full assistance for the Trustee’s exercise of the Entrusted Rights, including but not limited to signing the general meeting resolution or other relevant legal documents in a timely manner when necessary (including to meet the requirements for documents required for the approval, registration and record by the governmental authorities). Each Authorizing Party hereby acknowledges that its undertaking under Article 1.4 will not limit the authorization it may grant to the Trustee in respect of the entrusted rights.

1.5

All the authorization agreements issued by each Authorizing Party prior to the date of this Agreement in relation to any of the Equity of Party C held by the Authorizing Party are irrevocably revoked, and each Authorizing Party hereby warrants that it will not issue any additional authorization documents for any of the Equity of Party C it holds. This Agreement and any power, right or benefit granted by it in connection with the Equity of Party C are irrevocable.

Article 2 Information Rights

In order to exercise the entrusted rights, the Trustee shall have the right to obtain information related to the operation, customers, financial status and employees of Party C, and to access other relevant materials of Party C. Such information rights shall be the same as the rights of shareholders of Party C to access Party C’s information. Party C shall provide sufficient facilities for this purpose and shall not create any obstacles of any kind under any circumstances.

Article 3 Sub-entrustment and Succession of Power

3.1

The Authorizing Parties and Party C irrevocably agree that Party A shall have the right to assign and delegate the rights granted to Party A by the Authorizing Parties under Article 1 and Article 2 of this Agreement to Party A’s directors or other persons designated by Party A without prior notice to or consent of the Authorizing Parties. The directors authorized by Party A or other persons designated by Party A shall be deemed to be the trustees under this Agreement and shall enjoy all the rights stipulated in Article 1 and Article 2 hereof. Party A shall have the right to replace such designated person at any time with prior notice to the Authorizing Parties.

3.2

Each Authorizing Party irrevocably agrees that the successor or liquidator who inherits any relevant civil rights due to the division, merger or liquidation of Party A shall have the right to exercise all rights hereunder in place of Party A.

Article 4 Representations and Warranties of the Authorizing Parties

4.1

Each Authorizing Party has the power, right, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement, when executed, shall constitute a legal, valid and binding obligation on it and shall be enforceable in accordance with its terms.

4.2

Neither the execution and delivery of this Agreement nor the performance of the obligations of the Authorized Parties under this Agreement will: (i) violate any applicable Chinese laws or regulations; (ii) contravene the articles of association or other constitutional documents of Party C; (iii) result in a breach of any contract or document to which it is a Party or binding on it or constitute a breach of any contract or document to which it is a Party or binding on it; (iv) result in the breach of any license or approval granted by the governmental authorities to it; or (v) result in termination or cancellation or imposition of additional conditions of any license or approval granted by the governmental authorities to it.

4.3	There is no litigation, arbitration or other judicial or administrative proceedings pending or threatened which may materially affect the performance of this Agreement.

4.4	The Authorizing Parties have disclosed to Party A all the circumstances which may materially and adversely affect the performance of this Agreement.

4.5

The entrusted rights granted by the Authorizing Parties to Party A are exclusive. The Authorizing Parties did not grant the same or similar entrusted rights to other third parties in any other way prior to or upon the granting of the entrusted rights to Party A.

Article 5 Presentations and Guarantees of Party C

5.1	Party C is a limited liability company incorporated and existing under the laws of the PRC.

5.2	Party C has obtained all necessary and appropriate approvals and authorizations to enter into and perform this Agreement.

5.3

Party C shall strictly comply with the terms of this Agreement, perform its responsibilities under this Agreement and refrain from any act or omission that may affect the validity and enforceability of this Agreement.

Article 6 Notice

6.1

All notices given by the Parties to perform their rights and obligations hereunder shall be made in writing, and delivered by personal delivery, registered mail, prepaid mail or approved courier service to the Parties concerned or each party at the following address or such other address as a party may from time to time notify the other parties in writing:

Party A: Yunxuetang Information Technology (Jiangsu) Co., Ltd.

Address: 20/F, Building 2, 209 Zhuyuan Road, Suzhou New District, Suzhou

Tel.: 13806205158

Attn: Lu Xiaoyan

Party B:

Lu Xiaoyan

Address: 20/F, Building 2, 209 Zhuyuan Road, Suzhou New District, Suzhou

Tel.: 13806205158

Attn: Lu Xiaoyan

Ding Jie

Address: Room 1001, Unit 3, Building 3, Sunshine Regency, Yard 23, Huangsi Avenue, Xicheng District, Beijing

Tel.: 18901220243

Attn: Ding Jie

Wu Bin

Address: 5/F, Block B, Building B, Paradise Software Park, 3 Xidoumen Road, Xihu District, Hangzhou

Tel.: 13676600000

Attn: Qi Li

Chen Hongbo

Address: 1633 Tianchen Road, Qingpu District, Shanghai

Tel.: 021-59758000

Attn: Chen Hongbo

Xu Naihan

Address: 1633 Tianchen Road, Qingpu District, Shanghai

Tel.: 021-59758000

Attn: Xu Naihan

Li Xue

Address: Unit 5-2-6018, Wancheng Huafu Shangyuan, Bagou South Road, Haidian District, Beijing

Tel.: 13901280097

Attn: Li Qi

Beijing Everest Venture Capital Management Co., Ltd.

Address: 19/F, Ideal International Building, Beier Street, Haidian District, Beijing

Tel.: 18518437036

Attn: Liang Xianhong

Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership) (苏州新智云企业管理咨询中心（有限合伙） )

Unified social credit code: 91320594078230770A

Address: Room 1109, Building 2, Xintianxiang Commercial Plaza, 388 Suya Road, Suzhou Industrial Park

Tel.: 15850229266

Attn: Qian Zhen

Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership) (苏州大致启宏企业管理咨询中心（有限合伙）)

Unified social credit code: 91320594094256751H

Address: Room 1109, Building 2, Xintianxiang Commercial Plaza, 388 Suya Road, Suzhou Industrial Park

Tel.: 13806205158

Attn: Lu Xiaoyan

Shanghai Zendai Himalaya Network Technology Co., Ltd.

Address: Building 11, Lane 899, Zuchongzhi Road, Pudong District, Shanghai

Tel.: 18616907170

Attn: Tang Da

Shen Jinhua

Address: Building A, Software Building, Mars Road, Pukou District, Nanjing

Tel.: 13905171055

Attn: Shen Jinhua

Gao Qi

Address: 29/F, Jinhe International Building, 35 Shishan Road, Suzhou City, Jiangsu Province

Tel.: 13806216266

Attn: Gao Qi

Party C: Jiangsu Yunxuetang Network Technology Co., Ltd.

Address: 20/F, Building 2, 209 Zhuyuan Road, Suzhou New District, Suzhou

Tel.: 15850229266

Attn: Qian Zhen

6.2	Notices and letters shall be deemed to have been served:

(a) on the date of receipt if delivered by personal delivery or courier service;

(b) on the fifteenth (15) day after the date on the registered mail return receipt if delivered by registered mail.

Article 7 Governing Laws and Dispute Resolution

7.1	Governing Laws

This Agreement shall be governed by and construed in accordance with the laws of the PRC.

7.2	Arbitration

In case the Parties hereto have any disputes concerning the interpretation and performance of the stipulations of this Agreement, the Parties shall consult in good faith to resolve such dispute. If the consultation fails, either party may submit the dispute to the Shanghai International Economic and Trade Arbitration Commission (“Shanghai International Arbitration Center”) for arbitration in accordance with its arbitration rules in force at that time. The place of arbitration shall be Shanghai, and the arbitration language shall be Chinese. The arbitration award shall be final and binding on the Parties. This Article shall not be affected by the termination or cancellation of this Agreement.

7.3	Continued performance

Except for the matters in dispute, the Parties shall continue to perform their respective obligations in accordance with the stipulations of this Agreement in good faith.

Article 8 Confidentiality

8.1	Confidential information

The Parties acknowledge and confirm that the existence of this Agreement, the terms of this Agreement and any oral or written information exchanged with each other in connection with the preparation or performance of this Agreement shall be considered confidential information. Each party shall keep confidential of such confidential information. Any party shall not disclose any confidential information to any third party except with the prior written consent of other parties. This Article shall survive the termination of this Agreement.

8.2	Exception

Where disclosure of confidential information is required by law, court judgments, arbitral awards, or decisions of the governmental authorities, such disclosure shall not be deemed a violation of Article 8.1 above.

Article 9 Breach

Unless as otherwise provided in this Agreement, if any party fails to perform in full or suspends the performance of its obligations under this Agreement and fails to rectify such actions within thirty (30) days from the date of receipt of notice from the other parties, or any representation and warranty made by it under this Agreement is false, inaccurate or misleading, it shall be deemed in breach of this Agreement.

If any party breaches this Agreement or any of its representations and warranties made herein, the non-breaching party may notify the breaching party in writing and require it to correct the breach within ten (10) days from the date of receipt of the notice, work to timely avoid damages and continue to perform this Agreement. In case of any damage, the breaching party shall compensate the non-breaching party, so as to enable the non-breaching party to obtain all rights and interests it is entitled to upon the performance of this Agreement.

If each party breaches this Agreement, the amount of compensation to be paid shall be determined according to the extent of the breach.

Article 10 Effectiveness and Term of the Agreement

This Agreement shall be effective and enforceable on the first day of execution. This Agreement shall remain in force for ten (10) years unless the Control Agreements are terminated early for any reason or the Authorizing Parties cease to be shareholders of Party C. Upon the expiration of this Agreement, if requested by Party A in writing, the Parties shall extend the term of this Agreement according to Party A’s request. The prior Power of Attorney Agreement Concerning Shareholder Rights shall be terminated upon this Agreement takes effect.

During the term of this Agreement, neither the Authorizing Parties nor Party C shall have the right to require early termination of this Agreement in any way. Party A shall have the right to terminate the Agreement at any time for convenience for any reason upon ten (10) business days’ prior written notice to each of the Authorizing Parties and Party C.

Article 11 Miscellaneous

11.1	Entire agreement

This Agreement constitutes the entire agreement between the Parties with respect to the matters covered herein. In case there is any inconsistency between the prior discussions, consultations and agreements and this Agreement, this Agreement shall prevail. This Agreement shall be amended by the Parties in writing.

11.2	Language and text

This Agreement shall be done in fourteen (14) duplicates in Chinese, with each party holding such one (1) duplicate as shall have the equal legal effect.

11.3	Effectiveness of this Agreement

This Agreement shall be binding on each of the Authorizing Parties and their respective inheritors, successors, agents, all the officers, directors and permitted assignees.

11.4	Severability

If one or more stipulations of this Agreement are held invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality or enforceability of the remaining stipulations of this Agreement shall not be affected or prejudiced in any way. The Parties shall seek to replace the invalid, illegal or unenforceable stipulations with those which are legally permissible and effective to the fullest extent permitted by law and the intent of the Parties in good faith, provided that the economic effects of such effective stipulations shall be as close as possible to those of ineffective, illegal or unenforceable stipulations.

11.5	No waiver

A waiver by a party of its right to pursue a breach of this Agreement by another party under certain circumstances shall not be deemed a waiver of a similar breach of this Agreement by another party under other circumstances.

11.6	Amendment of this Agreement

The Parties may amend or supplement this Agreement through a written agreement. The written amendments and supplementary agreements to this Agreement shall be an integral part of this Agreement and shall have the equal legal effect as this Agreement.

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Party A: Yunxuetang Information Technology (Jiangsu) Co., Ltd.

(Seal)

/s/ Lu Xioayan
Legal representative: Lu Xiaoyan (Signature)

Signature page of Power of Attorney Agreement Concerning Shareholder Rights

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Party B:

/s/ Lu Xiaoyan
Lu Xiaoyan (Signature)

Signature page of Power of Attorney Agreement Concerning Shareholder Rights

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Party B:

/s/ Ding Jie
Ding Jie (Signature)

Signature page of Power of Attorney Agreement Concerning Shareholder Rights

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Party B:

/s/ Wu Bin
Wu Bin (signature)

Signature page of Power of Attorney Agreement Concerning Shareholder Rights

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Party B:

/s/ Li Xue
Li Xue (Signature)

Signature page of Power of Attorney Agreement Concerning Shareholder Rights

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Party B:

/s/ Chen Hongbo
Chen Hongbo (Signature)

Signature page of Power of Attorney Agreement Concerning Shareholder Rights

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Party B:

/s/ Xu Naihan
Xu Naihan (Signature)

Signature page of Power of Attorney Agreement Concerning Shareholder Rights

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Party B: Beijing Everest Venture Capital Management Co., Ltd. (Seal)

/s/ Liang Xianhong
Legal representative: Liang Xianhong (Signature)

Signature page of Power of Attorney Agreement Concerning Shareholder Rights

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Party B: Suzhou New Zhiyun Enterprise Management Consulting Center (limited partnership) (苏州新智云企业管理咨询中心（有限合伙）) (Seal)

/s/ Lu Xiaoyan

Executive Partner: Lu Xiaoyan (Signature)

Signature page of Power of Attorney Agreement Concerning Shareholder Rights

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Party B: Suzhou Dazhi Qihong Enterprise Management Consulting Center (limited partnership) (Seal)

/s/ Lu Xiaoyan

Executive Partner: Lu Xiaoyan (Signature)

Signature page of Power of Attorney Agreement Concerning Shareholder Rights

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Party B:

/s/ Shen Jinhua
Shen Jinhua (Signature)

Signature page of Power of Attorney Agreement Concerning Shareholder Rights

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Party B:

/s/ Gao Qi
Gao Qi (Signature)

Signature page of Power of Attorney Agreement Concerning Shareholder Rights

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Party B: Shanghai Zendai Himalaya Network Technology Co., Ltd. (Seal)

/s/ Yu Jianjun
Legal representative: Yu Jianjun (Signature)

Signature page of Power of Attorney Agreement Concerning Shareholder Rights

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Party C: Jiangsu Yunxuetang Network Technology Co., Ltd. (Seal)

/s/ Lu Xiaoyan
Legal representative: Lu Xiaoyan (Signature)

Signature page of Power of Attorney Agreement Concerning Shareholder Rights